SUPPLEMENT NO. 2
                              dated June 23, 1999
                     to the Prospectus dated April 1, 1999
                         for the TIAA-CREF Mutual Funds

     The Growth Equity Fund is now being managed by the Growth Portfolio Management Group of Teachers Advisors. The group members are jointly responsible for implementing the fund's Dual Investment Management StrategySM. As described in the prospectus, under the Dual Investment Management Strategy the Growth Equity Fund is divided into "Stock Selection" and "Enhanced Index" subportfolios. Different members of the Growth Portfolio Management Group are responsible for each subportfolio. The Stock Selection subportfolio holds a relatively small number of stocks that the management group believes offer the opportunity for superior returns. Money that is not invested in the fund's Stock Selection subportolio goes to the Enhanced Index segment. The goal for that segment is to outperform the fund's benchmark, the Russell 3000[R] Growth Index, while limiting the possibility of underperforming the benchmark. This approach enables the fund to stay fully invested even when the management group cannot find many undervalued investment opportunities for the Stock Selection subportfolio.